Fourth Quarter 2016 Earnings Conference Call February 22, 2017

Forward-Looking Statements This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Regulation G: Non-GAAP Measures The information presented herein regarding certain unaudited non-GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non- GAAP information to assist in understanding the operating performance of the company and its operating segments.The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results. 2

Fourth Quarter 2016 Highlights Margin Expansion and Strong Cash Flow Q4 GAAP EPS ($0.43) loss vs. ($0.02) loss prior year Ÿ $67.3 million ($0.35 per share after tax) non-cash pension mark-to-market, net of curtailment Ÿ $47.3 million ($0.35 per share) non-cash revaluation of deferred taxes due to tax law change Ÿ Excluding these non-cash adjustments, earnings per share were $0.27 Q4 Adjusted EBITDA(1) $134.5 million vs. $129.6 million in 2015 Ÿ First quarter of Adjusted EBITDA growth in 7 consecutive quarters Ÿ 21% growth outside of USA Ÿ USA delivered gross profit (3) increased 2% Adjusted Operating Cash Flow (2) $216.7 million vs. $215.1 million in 2015 Ÿ Cash operating margin of 12.0% (4) (1) Variances to Q4 2015 (2) Adjusted EBITDA plus cash flows from changes in AR, Inventory, and AP, less cash used to purchase PP&E (3) Gross Profit less delivery expense (4) Adjusted Operating Cash Flow / Sales 3

Univar – Consolidated Highlights Adjusted EBITDA growth of 4% • Volumes declined due to lower upstream oil & gas and one less billing day • Gross margin increased 150 bps • Gross profit per lb. increased 2% • Delivery costs were lower; WS&A (2) were flat • Adjusted EBITDA margin increased 80 bps KEY METRICS (In millions) (1) Conversion Ratio defined as Adjusted EBITDA / Gross Profit (2) Warehousing, selling and administrative Three months ended December 31, 2016 2015 Y/Y % Net Sales $1,812.5 $1,966.3 (7.8)% Currency Neutral -- -- (7.0)% Gross Profit $413.3 $419.8 (1.5)% Currency Neutral -- -- (0.7)% Gross Margin 22.8% 21.3% +150 bps Adjusted EBITDA $134.5 $129.6 3.8% Currency Neutral -- -- 5.1% Adjusted EBITDA Margin 7.4% 6.6% +80 bps Conversion Ratio (1) 32.5% 30.9% +160 bps 4

USA – Highlights Early signs of progress and increased profitability from actions • Volumes down 1% excluding oil & gas and adjusted for one less billing day • Gross profit per lb. increased 3% • Delivered gross profit dollars increased $3 million • Operating expenses declined 1% due to lower delivery expense 5 Three months ended December 31, 2016 2015 Y/Y % Net Sales $1,084.3 $1,202.7 (9.8)% Gross Profit $246.1 $251.6 (2.2)% Gross Margin 22.7% 20.9% +180 bps Adjusted EBITDA $78.3 $82.7 (5.3)% Adjusted EBITDA Margin 7.2% 6.9% +30 bps (In millions) KEY METRICS

CANADA – Highlights Ag and lower costs boost profit and margin • Volumes declined 1% due to one less billing day • Gross margin increased 150 bps due to favorable product and market mix • Operating expense declined 7% from productivity gains 6 Three months ended December 31, 2016 2015 Y/Y % Net Sales $242.1 $258.1 (6.2)% Currency Neutral -- -- (8.1)% Gross Profit $55.1 $55.0 0.2% Currency Neutral -- -- (0.2)% Gross Margin 22.8% 21.3% +150 bps Adjusted EBITDA $24.8 $22.6 9.7% Currency Neutral -- -- 9.3% Adjusted EBITDA Margin 10.2% 8.7% +150 bps (In millions) KEY METRICS

EMEA – Highlights Lower costs and mix enrichment drive growth • Volumes increased 1%, despite stagnant industrial demand • Gross margin increased 40 bps due to mix enrichment and restructuring • Operating expense declined due to lower delivery and restructuring • Adjusted EBITDA margin increased 130 bps 7 Three months ended December 31, 2016 2015 Y/Y % Net Sales $394.4 $403.1 (2.2)% Currency Neutral -- -- 1.9% Gross Profit $92.0 $92.5 (0.5)% Currency Neutral -- -- 3.1% Gross Margin 23.3% 22.9% +40 bps Adjusted EBITDA $28.9 $24.3 18.9% Currency Neutral -- -- 25.5% Adjusted EBITDA Margin 7.3% 6.0% +130 bps (In millions) KEY METRICS

REST OF WORLD – Highlights Profitability increase in soft economic conditions • Weak economic conditions in Mexico and Brazil • Sales declined 6% currency neutral • Gross margin increased 170 bps from mix improvement • Operating expense reductions driven by cost actions • Adjusted EBITDA margin increased 450 bps 8 Three months ended December 31, 2016 2015 Y/Y % Net Sales $91.7 $102.4 (10.4)% Currency Neutral -- -- (6.4)% Gross Profit $20.1 $20.7 (2.9)% Currency Neutral -- -- —% Gross Margin 21.9% 20.2% +170 bps Adjusted EBITDA $7.8 $4.1 90.2% Currency Neutral -- -- 95.1% Adjusted EBITDA Margin 8.5% 4.0% +450 bps (In millions) KEY METRICS

Cash Flow Highlights 9 (1) Adjusted Operating Cash Flow equals Adjusted EBITDA plus cash flows from changes in AR, inventory, and AP, less cash used to purchase PP&E, see Appendix C (2) Excludes additions from capital leases 3 months ended 12/31/2016 3 months ended 12/31/2015 Y/Y % Adj. Operating Cash Flow (1) $216.7 $215.1 0.7% Change in Net Working Capital $106.4 $127.2 (16.4)% Capital Expenditures (2) ($24.2) ($41.7) (42.0)% Cash Taxes (net) ($4.1) ($4.5) (8.9)% Cash Interest (net) ($28.1) ($35.7) (21.3)% Pension Contribution ($7.7) ($16.5) (53.3)% (In millions)

Balance Sheet Highlights 10 (1) Net Debt defined as Total Debt (Long term debt, inclusive of debt discount and unamortized debt issuance costs, plus short term financing) less cash and cash equivalents (2) Net Debt divided by trailing 12 month Adjusted EBITDA (3) Interest coverage defined as LTM Adjusted EBITDA / LTM Cash Interest (net of interest income) (4) LTM Adjusted EBITDA inclusive of Depreciation divided by trailing 13 month average of net PP&E plus net working capital (accounts receivable plus inventory less accounts payable) LTM ended 12/31/16 LTM ended 12/31/15 Y/Y% Net Debt (1) $2,642.9 $2,962.7 (10.8)% Leverage (2) 4.7x 4.9x (4.1)% Interest Coverage (3) 3.9x 3.6x 8.3% Return on Assets Deployed (4) 19.9% 21.3% -140 bps (In millions) • Converted 80% of floating rate debt to fixed rate • Re-priced $2.2 billion of Term Loans, lowering annual interest costs by 50 bps

11 Full Year Adjusted EBITDA mid single digit growth Q1 2017 Adjusted EBITDA slightly above Q1 2016 Advance Commercial Greatness and Operational Excellence initiatives Selective commercial and technology investments FX translation headwinds Modest Adjusted EBITDA growth in the first half year Accelerating Adjusted EBITDA growth in the second half approaching double digits by year end Q1 2017 & Full Year 2017 OUTLOOK 2017 EXPECTATIONS

Appendix A Full Year 2017 Guidance 12 Year ended 12/31/2016 Year ended 12/31/2017 Adjusted EBITDA $562.7 mid single digit growth Cash Interest (net) ($145.2) ~($134) Cash Tax (net) ($0.8) ~($25) Effective Tax Rate 14.0% ~20-25% Pension Contribution ($31.6) ~($35) Change in Net Working Capital $124.2 ~($50-100) Capital Expenditures ($90.1) ~($110) Debt Amortization ($39.9) ~($90) (In millions) Note: Cash inflow +/ Cash outflow -

Appendix B Q4 2016 Adjusted EBITDA Reconciliation 13 3 months ended December 31, 2016 3 months ended December 31, 2015 Adjusted EBITDA $134.5 $129.6 Other operating expenses, net (1) $75.4 $48.8 Depreciation $38.4 $32.5 Amortization $17.8 $22.2 Interest expense, net $39.4 $41.1 Other expense (income), net ($4.7) ($7.7) Income tax expense (benefit) (2) $27.4 ($4.4) Net income (loss) ($59.2) ($2.9) (In millions) (1) includes pension mark-to-market net of curtailment loss of $67.3 million in Q4 2016 and $17.1 million in Q4 2015 (2) includes deferred tax adjustment of $47.3 million due to US tax law change

Appendix C Adjusted Operating Cash Flow 14 3 months ended December 31, 2016 3 months ended December 31, 2015 Adjusted EBITDA $134.5 $129.6 Change in $153.4 $220.7Trade accounts receivable, net Inventories ($18.2) $46.4 Trade accounts payable ($28.8) ($139.9) Purchase of PP&E ($24.2) ($41.7) Adjusted operating cash flow $216.7 $215.1